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                                                                    EXHIBIT 23.1




CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-91818) and Forms S-8 (Nos. 333-102079,
333-81568, 333-66724, 333-47226, 333-59353 and 333-86799) of Documentum, Inc. of
our report dated February 8, 2002 relating to the financial statements of eRoom Technology, Inc., which appears in the Current Report on Form 8-K/A of Documentum, Inc. dated December 10, 2002.


/s/PricewaterhouseCoopers LLP

Boston, Massachusetts
September 9, 2003